Rule 497(d)


                                     FT 2063
               Aggressive Preferred Securities Portfolio, Series 5

                 Supplement to the Prospectus Dated June 2, 2009


         Notwithstanding anything to the contrary in the Prospectus, shares of Financial Security Assurance Holdings, 6.250%, Due 11/01/2102 have been removed from the Trust for certain of the reasons set forth in "Removing Securities from the Trust."

July 30, 2009